Exhibit 23




                  Consent of Independent Public Accountants





As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 1999, included in this Form 10-K for the year ended December 31, 1998, into the Company's previously filed Registration Statements No. 333-18927, 333-58715 and 333-60391.



                                      ARTHUR ANDERSEN LLP



Detroit, Michigan,
  March 22, 1999.